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Exhibit 10.58

        Confidential material has been redacted and filed separately with the Securities and Exchange Commission.

Second Supplementary Agreement

Relating to

Contract No 97.22.02

For the Provision of Production, Storage, Offtake and Transportation Services
for the Pierce Field

between

Enterprise Oil plc

And

Pierce Production Company Limited

Contents

Section 1	Second Supplementary Agreement relating to Contract No. 97.22.02 for the Provision of Production, Storage, Offtake and Transportation Services for the Pierce Field
Section 2	Attachment 'A' to Second Supplementary Agreement Comprising amended Clauses 1, 2, 9, 11, 12, 14, 47 and Exhibits G & H

This Second Supplementary Agreement ("the Agreement") is made this            day of 2003.

between

        (1)   Enterprise Oil plc, Company No 01682048 having its registered office at 8 York Road, London, SE1 7NA, in its capacity as Pierce Operator as agent for and on behalf of the Pierce Coventurers ("Enterprise")

and

        (2)   Pierce Production Company Limited, Company No 3492253, having its registered office at 15 Appold Street, EC2A 2HB London. ("PPC");

Enterprise and PPC hereinafter referred to individually as a "Party" and collectively as the "Parties".

Whereas:

(A)
The Parties entered into a Settlement Agreement dated 7th September 2001 (the "Settlement Agreement") which recorded the resolution reached between the Parties in relation to five issues as set out therein which had been the subject of dispute between the Parties relating to Contract No 97.22.02 for Provision of Production, Storage, Offtake and Transportation Services for the Pierce Field dated 9th September 1997, as amended and novated (the "POSA");

(B)
The Settlement Agreement contained, a Heads of Agreement (the "Heads of Agreement") setting out the principles of a second supplementary agreement to replace the first supplementary agreement to the POSA of 22nd December 1999 (the "First Supplementary Agreement") to be applicable to any period of time under the POSA during which oil production from the Pierce Field is maximised by maximising gas production;

(C)
This Agreement sets forth the changes which the Parties have agreed to make to the POSA implementing the terms of the Settlement Agreement in relation to the said five issues and adopting the agreed principles contained in the Heads of Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.    Definitions

  Subject to Clause 2 hereof, in this Agreement, terms and expressions defined in the POSA shall, unless the context otherwise requires, bear the same meanings herein.

2.    Amendments to POSA

  With effect from 1st September 2001 (the "Effective Date") notwithstanding the date of signature hereof, the POSA shall be amended by substituting for Clauses 1, 2, 9, 11, 12, 14, 47 and Exhibits G and H of the POSA those versions of said Clauses and Exhibits as set forth in Attachment 'A' hereto.

3.    Dispute Resolution

  The "Dispute Resolution" and "Proceedings" provisions of the POSA, Clauses 41 and 42 respectively of the POSA, shall apply to any dispute, difference or claim arising between the Parties concerning the construction, interpretation or performance of this Agreement.

4.    Governing Law and Jurisdiction

  The construction, validity and performance of this Contract shall be governed by and construed in accordance with the laws of England.

5.    Entire Agreement

(a)
This Agreement together with its Attachment constitutes the entirety of the agreement between the Parties relating to the changes to be made to the POSA and any correspondence, meeting notes, memoranda or other documentation prior to the date of this Agreement shall be disregarded in the interpretation of this Agreement and its Attachment.

(b)
For the avoidance of doubt and without prejudice to the foregoing generality, the Parties acknowledge and agree that this Agreement shall supersede entirely (save for any rights and obligations accrued prior to the Effective Date) the terms and provisions of the First Supplementary Agreement.

(c)
Subject to (b) above and save as amended hereby, the POSA shall continue in full force and effect.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their duly authorised signatories the day and year first above written.

Signed for and on behalf of

ENTERPRISE OIL plc

/s/ TOM BOTTS

as Pierce Operator on behalf of the Pierce Co-venturers

Signed for and on behalf of

PIERCE PRODUCTION COMPANY LIMITED

/s/ RUUD ZOON

Attachment 'A'

to Supplementary Agreement

relating to

Contract No. 97.22.02

for the Provision of Production, Storage, Offtake and Transportation Services for the Pierce Field

between

Enterprise Oil plc

and

Pierce Production Company Limited

Comprising of amended Clauses 1, 2, 9, 11, 12, 14, 47

and Exhibits G and H

CLAUSE 1    DEFINITIONS

1.1
For the purposes of this Contract:—

        "Affiliate" means:—

  (a)
  in the case of a Party which is a Shell Company; any other Shell Company. "Shell Company" means any of the following;

  (i)
  N.V. Koninklijke Nederlandsche Petroleum Maatschappij (a Dutch registered company),

  (ii)
  The "Shell" Transport and Trading Company, p.l.c., (an English registered company); and

  (iii)
  any company (wherever registered) which at the time in question is directly or indirectly affiliated with either or both of the companies mentioned in (i) or (ii) above.

        For the purpose of this paragraph (a),

    (1)
    a company is directly affiliated with another company or companies if the latter is (are) beneficial owner of shares (or their equivalent) controlling more than fifty percent (50%) of votes exercisable at a general meeting (or its equivalent) of such company;

    (2)
    a company is indirectly affiliated with a company or companies (the parent or parents) if a series of companies can be specified beginning with the parent(s) and ending with the particular company, so related that each company or companies except the parent(s) is directly affiliated with one or more companies in the series;

  (b)
  in the case of a Party which is not a Shell Company,

  (i)
  if the Party is a subsidiary of another company the Party's ultimate holding company and any subsidiary (other than the Party itself) of the Party's ultimate holding company; or

  (ii)
  if the Party is not a subsidiary of another company any subsidiary of the Party

  For the purposes of this paragraph (b), the expressions "subsidiary" and "holding company" have the meanings ascribed thereto in Section 736 of the Companies Act 1985 as amended by Section 144 of the Companies Act 1989.

  "Agreed Daily Capacity" means the FPSO maximum gas production capacity, as determined pursuant to Clause 9.6 on a daily basis, which cannot be less than the Functional Specification, and should reflect the proven maximum throughput of the gas compression system during full system functionality, unless otherwise agreed between the Parties pursuant to Clause 9.6 or Clause 12.

  "Available Well Capacity" means production (bbl/d under Oil FHR Regime, MMscf/d under Gas FHR Regime) available at the dynamic riser termination assemblies at the STP Buoy from all wells made available for production at the maximum rates consistent with the Operator's reservoir management strategy, and with a flaring strategy consistent with meeting flaring consents agreed between the Operator and the DTI. The Available Well Capacity will be determined pursuant to Clause 9.6 on a daily basis. Produced water shall be excluded from the well capacity estimate.

  "Barrel" means that quantity of liquid hydrocarbons which, at fifteen (15) degrees Celsius and at a pressure of one (1) bar, occupies the volume of 0.158988 cubic metres; and all references to "Barrels" shall be construed accordingly.

  "bbl/d" means Barrels per Day.

  "Commencement of Commercial Production" means the successful completion of all of the following: delivery and hook-up of the Pierce Facilities (excluding such other equipment not required to commence and maintain Production), commissioning and pressure testing of the Pierce Facilities including commencement of gas re-injection into a gas injection well, commencement of production from a minimum of one well from each subsea site processed through to the FPSO storage tank(s); the production of one hundred thousand (100,000) barrels of Production at rates of at least ten thousand (10,000) bbl/d with a peak rate equivalent to forty thousand (40,000) bbl/d for at least six (6) continuous hours; achievement of minimum required Turndown (in accordance with the manufacturer's specifications); receipt of formal acceptance of the Operations Safety Case by the United Kingdom Health & Safety Executive in relation to the Pierce Field; confirmation that all documentation has been accepted by the relevant certifying authorities as complete and correct and issue by the Pierce Operator of a certificate to the Contractor confirming that all of these criteria have been met. Commencement of Commercial Production is agreed to be 5th March 1999.

  "Contract" means this agreement and the Exhibits, each as they may from time to time be amended.

  "Contractor's Equipment" means the FPSO, topsides and the equipment and facilities described in Exhibit C—Part 2—including the Contractor's stock of spare parts, all of which shall meet the Functional Specification.

  "Contractor's Personnel" means the persons engaged in accordance with Clause 6.1 by the Contractor, Sub-contractors or its or their Affiliates in connection with the Services.

  "Contractor's Representative" means the person or persons appointed as such by the Contractor (and notified in writing to the Pierce Operator) to perform the functions set out in Clause 21 and, subject to Clause 21.3, shall include any other person or persons notified in writing as an alternate.

  "Counsel's Opinion" means, in relation to a proposed guarantee of performance, opinion(s) given by independent lawyers of high repute and standing, qualified in the law and practising in the jurisdiction(s) of the proposed issuer's incorporation and principal place of business to the effect, inter alia, that the guarantee of performance in question is a valid and legally binding obligation pursuant to the laws of such jurisdiction(s) and the memorandum and articles of association, statutes, by-laws or equivalent of the proposed issuer, and its performance will not contravene any existing or announced exchange control regulations in such jurisdiction(s); such opinion(s) and lawyers to be acceptable to the Pierce Operator, acting reasonably.

  "Co-venturers Personnel" means any employee, officer, director or contractor working as a member of staff of any of the Pierce Co-venturers.

  "Day" means a period of time beginning at 0600 hours on any day and ending at 0600 hours on the next succeeding day and the expression "Daily" shall be construed accordingly".

  "Daily Rate" means the payment rate set out in Clause 12.4.2.

  "Definition of Requirements" or "DOR" means the document issued by Britoil plc on 2nd July 1997 in its capacity as operator of the Pierce Pre Development Agreement.

  "Development Contract" means the Contract No. 97.22.01 of even date herewith and entered into between the Pierce Operator and the Contractor for the design, procurement, construction, installation, hook-up and commissioning activities therein.

  "Dollars" or "USD" means the lawful currency of the United States of America.

  "Exceptional Upgrade Work Requirements" means work intended to enhance vessel performance which the Contractor and Operator agree cannot be managed within the target indicators pursuant to Clause 12.6.1.

  "Expert" means the person appointed as such pursuant to Clause 43.

  "Export" means export, in accordance with the Functional Specification, of natural gas from the Pierce Field.

  "Extraordinary Expenditure" means any item of expenditure incurred by the Contractor (or a Guarantor) in relation to a Rectification Event but Extraordinary Expenditure shall not under any circumstances include expenditure which relates to planned maintenance, repair or renewal of the FPSO or any part thereof, or to ordinary unplanned maintenance, repair or renewal of the FPSO or any part thereof, or to operating expenditure incurred in the provision of the Services. Any item of Extraordinary Expenditure shall be notified forthwith to the Pierce Operator.

  "Field Area" means the areas identified as such in Exhibit E.

  "Field Time" commences when notice of readiness (NOR) is tendered at the loading point. Field Time ends when the loading hose is disconnected upon completion of loading operation, as evidenced by the statement of the master of the Vessel and agreed by the Operator's Representative on the FPSO. If NOR is tendered and the loading operation at the Pierce Field is delayed due to adverse weather conditions, failure or underperformance of the Vessel or its equipment or crew, or the Vessel remains at the Pierce Field for the sole purpose of loading additional Pierce crude oil which at that time is not yet produced (excluding delays attributable to the Pierce Equipment or to the Pierce Field), the time of such delay as evidenced by the Vessel's master's statement and agreed by the Operator's Charterer's Representative on the FPSO, shall not count as Field Time.

  "Force Majeure" has the meaning attributed to it in Clause 34.

  "FPSO" means m.v. "Haewene Brim" being a floating production and oil storage vessel, all as more particularly described in the Functional Specification and referred to at Exhibit C.

  "Functional Specification" means the functional specification attached at Exhibit A as may be amended from time to time in accordance with the provisions of Clauses 1.8 and 9.7.

  "Gas FHR Regime" means any period of time under this contract during which oil production from the field is maximised by maximising gas production.

  "Gas Production Efficiency" means the actual average gas production divided by the Target Gas Rate. This is expressed as a percentage, and is calculated for each day and averaged for each month. This value cannot be greater than 100%.

  "Guarantor" means any guarantor required pursuant to Clause 25.

  "Information" has the meaning given to it in Clause 33.

  "Injection" means injection, in accordance with the Functional Specification, of natural gas, produced water or seawater into the Pierce Field from the FPSO.

  "Month" means a calendar month commencing on the first day of a calendar month.

  "Moving-in-time" means:

  1)
  At the Pierce FPSO:

  1.1)
  If the vessel is instructed by the Pierce FPSO OIM to move in directly upon arrival: Time from vessel tendering NOR until completion of mooring (excluding connection of hoses).

    1.2)
    If, after tendering NOR, the vessel is instructed by the OIM to wait before moving in: time from vessel being instructed by the OIM to move in until completion of mooring (excluding connection of hoses).

  2)
  At the discharge port:

  2.1)
  If the vessel does not anchor: time from pilot (or first pilot, if more than one) on board until completion of mooring (excluding connection of hoses).

  2.2)
  If the vessel anchors; time from anchor aweigh until completion of mooring (excluding connection of hoses).

  "Oil FHR Regime" means any period of time under this contract during which Gas FHR Regime is not applicable.

  "Operating Report" has the meaning given to it in Clause 32.

  "Operations Budget" means the budget provided by the Contractor with the Operations Programme all as more particularly referred to in Clause 5.2.

  "Operations Programme" means the anticipated annual work programme to be conducted by the Contractor all as more particularly referred to in Clause 5.2 and at Exhibit D.

  "Operator's Representative" shall mean the person or persons appointed as such by the Pierce Operator (and notified in writing to the Contractor) to perform the functions set out in Clause 21 and, subject to Clause 21.2, shall include any other person or persons notified in writing as an alternate.

  "Party" means any party which is from time to time a signatory to this Contract in its capacity as specified herein, its successors and permitted assigns in such capacity; and the expression "Parties" shall be construed accordingly.

  "P&I Club" means a mutual association providing Protection and Indemnity Insurance for marine vessels.

  "Performance Incentive" means the incentive provided for under Clause 14.2(ii)(b).

  "Pierce Co-venturers" means each of:

  MOC EXPLORATION (U.K.) LIMITED, whose principal office is at 2-4 Toranomon 1-Chome, Minato-ku, Tokyo 105, Japan and whose branch office in the United Kingdom is at 38 Finsbury Square, London EC2A 1PX;

  AGIP (U.K.) LIMITED, whose registered office is at Ebury Bridge House, 10 Ebury Bridge Road, London SW1W 8PZ;

  ENTERPRISE OIL plc ("Enterprise"), whose registered office is 8 York Road, London SE1 7NA

  ENTERPRISE OIL EXPLORATION LIMITED, whose registered office is 8 York Road, London SE1 7NA and in their capacity as parties with a beneficial interest in the Pierce Field, and their respective successors and permitted assigns in such capacity.

  "Pierce Equipment" means the equipment owned by the Pierce Co-venturers listed and/or described at Exhibit B.

  "Pierce Facilities" are as described at Exhibit A and means all the Contractor's Equipment and all the Pierce Equipment.

  "Pierce Field" means the hydrocarbon accumulations known generally as North Pierce and South Pierce which underlie blocks 23/22a and 23/27, to the extent that they lie within the Field Area.

  "Pierce Operator" means Enterprise Oil plc acting in its capacity as operator of the Pierce Field as agent on behalf of the Pierce Co-venturers, and its successors and permitted assigns in such capacity.

  "Pierce FPSO Offshore Installation Manager" or "OIM" means Offshore Installation Manager of the FPSO.

  "Port Time" commences when the Vessel tenders notice of readiness (NOR) at the first discharge port. Port Time ends at the time of dropping the outbound pilot at the last discharge port. If NOR is tendered and discharge is delayed due to failure or underperformance of the Vessel, its equipment or crew, or Owners using their allowance in accordance with Clause 13 of the TPFA, the time of such delay, as evidenced by the Vessel's master's statement, shall not count as Port Time.

  "Pounds" or "GBP" means the lawful currency of the United Kingdom.

  "Production" means production, in accordance with the Functional Specification, of stabilised crude oil and/or natural gas from the Pierce Field achieved by utilising the Pierce Facilities.

  "Production Schedule" has the meaning given to it in Clause 9.1.

  "Rate Commencement Date" has the meaning given to it in Clause 12.2.1.

  "Reasonable and Prudent Operator" means in relation to either Party, a person seeking in good faith to perform its contractual obligations and, in so doing and in the general conduct of its undertaking, exercising that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking in the United Kingdom Continental Shelf and in similar circumstances or conditions who is complying with all relevant laws and regulations; and the expression "Standard of a Reasonable and Prudent Operator" shall be construed accordingly.

  "Rectification Event" means, in relation to the FPSO, an event occurring after Commencement of Commercial Production which could not reasonably have been anticipated by the Contractor at the date of entering into this Contract and which has arisen notwithstanding the due performance by the Contractor of the Contractor's material obligations under this Contract and which requires the Contractor (or a Guarantor) to incur Extraordinary Expenditure to ensure the due performance of the Contractor's obligations under this Contract, including the ability to achieve the Functional Specification.

  "Secretary of State" means the Secretary of State for Trade and Industry or her successor in office or any other person for the time being responsible for carrying out the function at present carried out by her in relation to the Pierce Field.

  "Services" means those services referred to in Clause 5.

  "Sub-contractors" means those persons or companies engaged by the Contractor in connection with the Services and in accordance with Clause 26.

  "Subsea Production System" means and shall include the christmas trees, manifolds, flowlines, jumpers, risers and umbilicals which in their entirety form the subsea equipment required for the Pierce Field and are more fully described in Exhibit A.

  "Surplus Production Downtime Credit" means, pursuant to Clause 12.6, monthly production performance above the threshold qualifying for FHR (85%) and below threshold utilised for any monthly incentive payments (92%) calculated in percentage times number of days in month and expressed in terms of days.

  "Target Gas Rate" means the lesser of the Available Well Capacity and the Agreed Daily Capacity, unless otherwise agreed between the Parties pursuant to Clauses 9.6 and 12.

  "Target Date of Commencement of Commercial Production" or "TDCCP" means 20th August 1998 or such other date as may be agreed in writing between the Contractor and the Pierce Operator or as adjusted or varied pursuant to the Development Contract.

  "TPFA" means the agreement between Enterprise Oil plc and Den norske stats oljeselskap a.s., entitled Tankers for Pierce Field, of even date herewith, for the transportation of Pierce crude oil.

  "Total Loss" means an actual or constructive total loss of the FPSO. An actual total loss of the FPSO shall be deemed to have occurred on the actual date and time the FPSO was lost but in the event of the date of the loss being unknown then the actual loss shall be deemed to have occurred on the date when there were last communications to or from the FPSO. A constructive total loss shall be deemed to have occurred at the date and time notice of abandonment of the FPSO is given to the insurers of the FPSO provided a claim for total loss is admitted by the insurers or if the insurers do not admit such a claim, at the date and time at which a total loss is subsequently adjudged by a competent court of law to have occurred.

  "Turndown" means the percentage of change in capacity (referred to rated capacity) between the rated capacity and the surge point capacity at the rated head when the unit is operating at rated suction temperature and gas composition (reference paragraph 1.4.22 of API 617, 6th Edition, dated February 1995).

  "Vessel" means the shuttle-tanker that transports the Pierce crude oil as per the TPFA.

  "Windfall" means that element of production incentive provided for in Clause 14.2(ii)(a).

  "Working Day" means any day (other than a Saturday or Sunday) on which banks in the City of London and Oslo are open for all normal business.

  "Year" means a calendar year from 1st January to 31st December inclusive.

1.2
Headings of Clauses and sections shall be disregarded in the interpretation of this Contract.

1.3
References in this Contract to Clauses shall be to clauses of the main body of this Contract. References to Sections are to sections of the relevant Exhibit.

1.4
In this Contract, unless the context otherwise requires, reference to the singular shall include a reference to the plural and vice versa and reference to any gender shall include a reference to all genders.

1.5
The several documents forming this Contract are to be taken as mutually explanatory of one another, but in the event of any inconsistency between the main body of this Contract and any Exhibit the provisions of the former shall prevail.

1.6
The ruling language of the Contract shall be the English language and all Services performed hereunder and the results there from shall be expressed in the English language.

1.7
In the event of any conflict as between the terms of this Contract and the Development Contract, the terms of the latter shall prevail in the period up to the issue of the Completion Certificate (as defined in the Development Contract), and thereafter the terms of this Contract shall prevail.

1.8
This Contract may only be amended by an agreement in writing signed by all the Parties.

1.9
Except in the definition of Affiliate, any reference to any statute or statutory instrument in this Contract shall be a reference to the same as amended, supplemented, consolidated or re-enacted from time to time and shall include any orders, regulations, instruments and other subordinate legislation made under the relevant statute.

CLAUSE 2    DURATION

2.1
Second paragraph to read

  For the avoidance of doubt in accordance with the provisions of clause 4.1 and subject always to the provisions of Clause 3, the minimum duration of this contract, including notice periods, is to be five (5) years from Commencement of Commercial Production.

CLAUSE 9    PRODUCTION

9.1
The Pierce Operator shall, in advance on a monthly basis, provide the Contractor with a production schedule, set taking into account the greater of the production capacity of the FPSO as per the Functional Specification or the actual production capacity of the FPSO, stating required daily Production or Injection rates for each well and Production, Injection or Export rates for the Pierce Field for each day of the following month (hereinafter referred to as the "Production Schedule").

9.2
The Contractor performing to the Standard of a Reasonable and Prudent Operator shall use all reasonable endeavours to achieve Production, Injection and/or Export in accordance with the Production Schedule. Consistent and substantial failure by the Contractor to meet the average monthly Production, Injection and/or Export rates, and/or consistent and substantial Production, Injection and/or Export in excess of the said daily production rates contained in the Production Schedule contrary to the Pierce Operator's instructions, and/or consistent and substantial failure to use reasonable endeavours to produce, inject and/or export at any rate requested pursuant to Clause 9.3 shall constitute a material default under this Contract, where any such failure arises as a result of the action or inaction of the Contractor and/or its Sub-contractors and is not attributable to the failure of the Pierce Equipment, failure of the Pierce Field reservoir or Force Majeure.

9.3
Subject always to Clauses 9.4 and 21.4, the Pierce Operator shall have the right, on giving notice to the Contractor's Representative, to require the Contractor to reduce or increase Production, Injection and/or Export from those rates stated in the Production Schedule issued pursuant to Clause 9.1 to such greater or lesser rate as shall be stated in the notice, and the Contractor, performing to the Standard of a Reasonable and Prudent Operator, shall use all reasonable endeavours to comply with such instruction subject to operational constraints.

9.4
Notwithstanding any other provision of this Clause 9, the Contractor shall at all times pay the highest regard to the safety of its operations and nothing in this Clause 9 shall be construed so as to require the Contractor to maintain Production at rates which prejudice safety.

9.5
At the request of the Pierce Operator the Parties undertake to discuss in good faith and agree procedures for the nomination of volumes of gas to be exported or re-injected into the Pierce Field on a daily basis in accordance with the provisions of the gas sales and transportation arrangements to be entered into by the Pierce Co-venturers.

9.6
It is agreed that from 1st September 2001, Gas FHR Regime applies. On a daily basis the FPSO OIM and the Operator's Representative will agree the Agreed Daily Capacity and the Available Well Capacity. The lesser of these two (the "Target Gas Rate") will be included in the FPSO Daily Report. The Target Gas Rate supercedes any values of well rates set in the monthly Production Schedule. If the Operator considers that the Gas FHR Regime should cease to apply (for example if oil production ceases to be constrained by gas handling capacity and becomes constrained by oil processing capacity), he shall advise the Contractor to this effect, and the Parties shall meet to negotiate and agree in good faith the required modifications to the Target Gas Rate, Gas Production Efficiency, Agreed Daily Capacity and any other parameters for the new regime.

9.7
If the Pierce Co-venturers have wholly funded modifications to the Contractor's Equipment, to increase the Agreed Daily Capacity, then the Functional Specification shall be amended to reflect the increase in gas compression capacity resulting from such modifications. If the Pierce Co-venturers have partially funded such modifications, then the Parties shall meet to discuss in good faith how to amend the Functional Specification so that it reflects the increase in gas compression capacity in proportion to Pierce Co-venturers funding.

9.8
Flaring rates are a function of the following parameters:

  (i)
  Flare used versus remaining consents

  (ii)
  DTI concerns

  (iii)
  Well configurations

  (iv)
  Length of predicted outage

  The Pierce Operator is responsible for agreeing, with the regulatory authorities, flare consent for the field, and also for negotiating short-term flaring rates during periods of unplanned Contractor Downtime. The Pierce Operator will attempt to negotiate rates that allow reasonable level of production to continue during such periods. The Parties will meet from time to time to discuss and agree flaring rates during periods of equipment unavailability for which the Pierce Operator will be able to obtain the consent of the regulatory authorities. Rates for which consent can be reasonably assumed are currently not less than:

Period of Gas Compression System Shutdown	Flaring Rate
0-12 hours	30 MMscf/d
12-24 hours	15 MMscf/d
beyond 24 hours	8 MMscf/d

  Such rates to be to be reduced if no longer considered acceptable by the regulatory authorities.

9.9
The Contractor agrees to use best endeavours to ensure accurate metering during Gas FHR Regime. In order to ensure the reliability of gas rate measurements, a gas metering system integrity audit has been performed to identify equipment anomalies and has determined the acceptable equipment accuracy figure / tolerance band for future use to be plus or minus four percent (4%) of true value. Any system anomalies found during the integrity audit, or additional metering equipment identified as being necessary to achieve the agreed figure, will be identified in the final report and will be addressed and implemented in good time. The final report will specify expected metering accuracies following the recommended upgrades and reconfiguration. Thereafter, an annual system audit will be performed by an independent third party, at the Contractor's cost, to ensure accuracy levels are maintained. The scope of this audit will be outlined in auditor's report as part of the initial system integrity audit. Additionally the frequency of audit will be annually, or as agreed between the Parties. Any offset or bias found as a result of any subsequent routine audit will be quantified and corrected by suitable adjustment of meter factors, or by maintenance to metering equipment. Any such corrections to meter factors to be applied until superceded by subsequent audit findings. Any maintenance recommended by the third party performing the audit will be implemented by the Contractor at the Contractor's expense, and will be treated as ordinary maintenance to the Contractor equipment, and will be carried out on-line, or scheduled with regular planned shutdowns so as not to cause production loss. Failure to conduct an audit within the required time, or failure to implement agreed recommendations of an audit report within 3 months of date of an audit, will be cause to suspend payment of the Performance Incentive until audit and/or agreed recommendations have been implemented.

CLAUSE 11    TRANSPORTATION

11.1
The Pierce Operator has contracted Navion ASA for the provision of dedicated shuttle tankers for the off-take, transportation and discharge of Production from the FPSO at such ports as may be directed by the Pierce Operator all in accordance with the provisions of the TPFA which sets out the detailed arrangements for transportation of oil produced from the Pierce Field. In the event of the Pierce operator replacing the TPFA, the terms of clause 11 shall apply mutatis mutandis to replacement arrangements for the off-take, transportation and discharge of Production from the FPSO.

11.2
Under the terms of the TPFA, the Pierce Operator may become liable for certain amounts to the operator of the shuttle tankers including but not limited to payments when said tankers are delayed at the Pierce Field or obliged to transport less than the nominated quantity. Where such payment is not a direct consequence of the failure of Pierce Equipment, the Pierce Field reservoir, instructions of the Pierce Operator to the operator of the shuttle tanker to load less than the Cargo specified in Clause 13 of the TPFA or instructions of the Pierce Operator pursuant to Clause 9.3, the Pierce Operator shall recover the full amount of such payment from the Contractor in accordance with Clause 13.3. In relation to demurrage charges, on a cargo by cargo basis, within seventy-two (72) hours of allowable laytime, demurrage charges will be passed to the Contractor after Field Time, less half the "Moving-in time", exceeds thirty-six (36) hours and that no charge will be made to the Contractor for any Port Time exceeding thirty-six (36) hours. Where the Pierce Operator nominates a 3 day date range to the offtake tanker provider which commences earlier than the load date nominated by the Contractor consistent with production to tank tops, the Pierce Operator will not hold the Contractor liable for time penalties attributable to Field Time in advance of 1200hrs on the load date nominated by the Contractor, or for incremental dead freight charges directly attributable to such earlier nomination date.

CLAUSE 12    RATES

12.1
General

  In consideration of the full and satisfactory performance of the Services the Pierce Operator shall, with effect from the Rate Commencement Date pay the Contractor in accordance with the provisions set out in this Clause 12.

12.2
Rate Commencement

12.2.1	The relevant rate payable hereunder shall be payable from the day (herein referred to as the "Rate Commencement Date") on which Commencement of Commercial Production occurs, provided that if Commencement of Commercial Production can not be achieved or is delayed:
      a)
      due to the failure of the Pierce reservoir to perform as expected or failure of the Pierce wells or wellheads, provided that all components of the Pierce Facilities, other than those not required to commence and continue Production, have been delivered to the Pierce Field area and are installed, hooked up, commissioned and tested and are ready for production, as far as is practicable, and the Pierce Operator has taken such steps as it considers necessary to establish that the failure to achieve Commencement of Commercial Production is attributable to a failure of the Pierce reservoir or wells or wellheads, then the Rate Commencement Date shall be the date upon which Commencement of Commercial Production would have been achieved but for such failure; or

      b)
      due to any action or inaction (including in relation to the drilling of wells) on the part of the Pierce Operator which prevents Commencement of Commercial Production, then the Rate Commencement Date shall be that date which would have been the date upon which Commencement of Commercial Production would have been achieved but for such action or inaction.

    PROVIDED ALWAYS that the Rate Commencement Date shall not be before the TDCCP unless agreed by both Parties.

12.3
Full Hire Rate (FHR)

12.3.1	FHR shall apply from the Rate Commencement Date until the date seven (7) days after the demobilisation of the FPSO from the Field Area except:
      (i)
      as set out in Clause 3.9.2 (in which circumstances no rate shall be payable); or

      (ii)
      in the event of a shutdown or Production for reclassification of the FPSO after the fifth anniversary of the Commencement of Commercial Production, for any period of such shutdown in excess of twenty one (21) days (in which circumstances no rate shall be payable); or

      (iii)
      where the Daily Rate is payable, as set out in Clause 12.4; or

      (iv)
      where the Force Majeure Rate is payable as set out in Clause 12.5.

12.3.2	The FHR shall apply and payment shall be Operating Costs (as set out in Exhibit H) plus Hire Rate (as set out in Exhibit H) under the following circumstances:
      (a)
      when the average rate of Production:

      (i)
      exceeds twenty thousand (20,000) barrels of oil a day in the first thirty (30) days after Commencement of Commercial Production; or

      (ii)
      exceeds thirty five thousand (35,000) barrels of oil a day in the second thirty (30) days after Commencement of Commercial Production; or

      (iii)
      exceeds forty thousand (40,000) barrels of oil a day in the third thirty (30) days after Commencement of Commercial Production; or

      (b)
      in Gas FHR Regime, in the event that all relevant Contractor's Equipment is fully operational and capable of meeting

      (i)
      actual gas production such that Gas Production Efficiency meets, as a minimum, 85% or

      (ii)
      actual gas production meeting, as a minimum (100/110)% of the Functional Specification.

      In setting the above thresholds, the Parties agree that shutdowns for any reason other than Exceptional Upgrade Works Requirements will be managed within the target indicators detailed in 12.3.2, (b) (i) and (ii); or

    c)
    in the event of a Production shutdown or period of reduced production requested or caused by the Contractor including any shutdown required for ordinary maintenance or repair (but excluding the shutdown for reclassification of the FPSO) referred to in Clause 12.3.2 (d), to the extent that there is sufficient available unutilised Surplus Production Downtime Credit pursuant to Clause 12.6 to offset any shortfall in meeting the conditions set in 12.3.2(b); or

    d)
    in the event of a shutdown of Production for reclassification of the FPSO after the fifth anniversary of the Commencement of Commercial Production (5th March 1999) but subject to a maximum duration of twenty one (21) days.

Example #1	(i)	(ii)	(iii)
Compression availability on each day of month (MMscf/d)	115	80	115
Functional Specification (MMscf/d)	110	110	110
Agreed Daily Capacity (MMscf/d)	115	115	115
Available Well Capacity (MMscf/d)	120	120	60
Target Gas Rate (MMscf/d)	115	115	60
Test (i) 85% of Target Gas Rate	97.8	97.8	51.0
Test (ii) 91% of Functional Specification	100.0	100.0	100.0
Monthly Avg. Gas Rate to earn FHR (MMscf/d)	97.8	97.8	51.0
Example with Upgrade by PPC #2	(iv)	(iv)	(iv)
Compression availability on each day of Month (MMscf/d)	125	80	125
Functional Specification (MMscf/d)	110	110	110
Agreed Daily Capacity (MMscf/d)	125	125	125
Available Well Capacity (MMscf/d)	130	130	60
Target Gas Rate (MMscf/d)	125	125	60
Test (i) 85% of Target Gas Rate	106.3	106.3	51.0
Test (ii) 91% of Functional Specification	100.0	100.0	100.0
Monthly Avg. Gas Rate to earn FHR (MMscf/d)	100.0	100.0	51.0
Example with Upgrade (from Ex#1) by Pierce Partners #3	(v)	(v)	(v)
Compression availability on each day of Month (MMscf/d)	125	80	125
Functional Specification (MMscf/d)	120	120	120
Agreed Daily Capacity (MMscf/d)	125	125	125
Available Well Capacity (MMscf/d)	130	130	70
Target Gas Rate (MMscf/d)	125	125	70
Test (i) 85% of Target Gas Rate	106.3	106.3	59.5
Test (ii) 91% of Functional Specification	109.1	109.1	109.1
Monthly Avg. Gas Rate to earn FHR (MMscf/d)	106.3	106.3	59.5
      (i)
      FPSO gas compression availability on the day is equal to the Agreed Daily Capacity of 115 MMscf/d, and there is excess well capacity, so Target Gas Rate is 115 MMscf/d. Actual production meeting or exceeding 85% of the Target Gas Rate will earn FHR;

      (ii)
      Compression availability on each day of the month is 80 MMscf/d. Proven maximum throughput is still 115 MMscf/d, so Agreed Daily Capacity remains at 115 MMscf/d and Target Gas Rate also remains at 115 MMscf/d.;

      (iii)
      Example of how failures of Pierce Equipment affects contractual payments. Because failures of Pierce Equipment reduce Available Well Capacity from 120 to 60 MMscf/d, the Target Gas Rate is reduced from 115 (in example (i)) to 60 MMscf/d; example (iii) also illustrates how Target Gas Rate would be reduced to equal the Available Well Capacity in event of well testing or because field production has declined;

      (iv)
      Gas compression upgrade (of incremental 10 MMscf/d) funded by Contractor;

      (v)
      Gas compression upgrade (of incremental 10 MMscf/d) funded by Pierce Co-venturers.

12.3.3	In all other circumstances where the FHR is applicable pursuant to Clause 12.3.1, but in the event that the Contractor's Equipment is not capable of meeting the conditions set out in Clause 12.3.2(b) or 12.3.2(c):

The FHR shall apply, but payment shall be Operating Costs (as set out in Exhibit H) plus a proportion of Hire Rate (as set out in Exhibit H). The proportion of Hire Rate payable will be Gas Production Efficiency divided by 85%, having a maximum value of 100% of Hire Rate, and allowing for the use of Surplus Production Downtime Credit according to Clause 12.6.

    Example calculations are shown below:—

Functional Specification (MMscf/d)	110	110	110	110
Agreed Daily Capacity (MMscf/d)	115	115	115	115
Available Well Capacity (MMscf/d)	120	120	60	70
Target Gas Rate (MMscf/d)	115	115	60	70
Gas Rate required to earn FHR (MMscf/d)	97.75 (85% of TGR )	97.75 (85% of TGR )	51.0 (85% of TGR )	59.5 (85% of TGR )
Gas Rate required to earn FHR (30 day month) (MMscf)	2933	2933	1530	1785
Actual Production (MMscf/d)	50	50	50	50
Actual Production (30 day month) (MMscf)	1500	1500	1500	1500
Percentage Efficiency	43.5%	43.5%	83.3%	71.4%
FHR Shortfall	41.5%	41.5%	1.7%	13.6%
If Surplus Production Downtime Credit available at start of month was	14	5 (i)	1	1 (ii)
Percentage of Hire Rate earned after offset	100%	70.79%%	100%	87.96%
Surplus Production Downtime Credit to carry forward (days)	1.55	0	0.5	0

(i)	Production threshold is 85% of Target Gas Rate	85%x115x30=2933
	Actual monthly production	1500 (=43.5% of TGR)
	FHR shortfall	85%-43.5% = 41.5% of TGR
41.5% of TGR × 30 days in month = 12.45 days
	Allowing for use of Surplus Production Downtime Credit	12.45-5 = 7.45 days shortfall
7.45/30 = 24.83%
	Then Hire Rate Payment for month	HR × (85%-24.83%)/85% = HR × 70.79%
(ii)	Production threshold is 85% of Target Gas Rate	85%×70×30=1785
	Actual monthly production	1500 (=71.4% of TGR)
	FHR shortfall	85%-71.4% = 13.6% of TGR
13.6% of TGR × 30 days in month = 4.07 days
	Allowing for use of Surplus Production Downtime Credit	4.07-1 = 3.07 days shortfall
3.07/30 = 10.24%
	Then Hire Rate Payment for month	HR × (85%-10.24%)/85% = HR × 87.96%
12.4
Daily Rate

12.4.1	The Daily Rate shall apply in the following circumstances:
      a)
      for the duration of any Production shutdown requested or caused by the Contractor, other than as provided for in Clause 12.3.2 (c), where the Contractor's Surplus Production Downtime Credit has been utilised pursuant to Clause 12.6.2; and

      b)
      where the Contractor is in default or breach of its obligations hereunder in such a way as to affect Production materially or affect the safety of personnel or equipment, from the date when the Pierce Operator has issued a notice to such effect until such time as the default or breach has been remedied to the reasonable satisfaction of the Pierce Operator or this Contract has been terminated; and

      c)
      for the duration of any period when the Services (or any part thereof) have been stopped or suspended on the instructions of the Operator's Representative pursuant to Clause 21.4 other than instructions related to the performance of the Pierce Equipment; and

      d)
      for the duration of any period of production shutdown arising out of the non-availability of a shuttle tanker.

12.4.2	The Daily Rate payable under this Clause 12.4 shall be as follows:
      (a)
      for a maximum of four hundred and thirty two (432) hours in a Year the Operating Costs as set out in Exhibit H, subject to indexation pursuant to Exhibit H; and

      (b)
      for the four hundred and thirty third (433rd) hour and each subsequent hour zero.

12.5
Force Majeure Rate

  Force Majeure Rate shall apply during any period ("Force Majeure Period") when Production operations are delayed or suspended as a result of Force Majeure affecting any Party. The applicable Force Majeure Rate shall be calculated as follows:

  a)
  for the first thirty (30) days of each separate Force Majeure Period the Force Majeure Rate shall be equal to the FHR payable pursuant to Clause 12.3.2; and

  b)
  for each subsequent day of each separate Force Majeure Period the Force Majeure Rate shall be equal to ninety percent (90%) of the Hire Rate as set out in Exhibit H, subject to indexation pursuant to Exhibit H.

12.6
Surplus Production Downtime Credit

12.6.1	With effect from 1st September 2001, the Contractor shall be entitled to earn Surplus Production Downtime Credit provided that no Surplus Production Downtime Credit shall accrue during any Force Majeure Period, failures of Pierce Equipment, suspensions of operations at the Pierce Operator's request and shutdowns for reclassification of the FPSO.

The gas produced on any day shall count first towards meeting the FHR threshold; gas produced in excess of FHR threshold shall then count as Surplus Production Downtime Credit until the Performance Incentive threshold is met; it shall then count as Performance Incentive gas; if the Performance Incentive threshold is higher than the Windfall threshold, then the amount of gas between the Windfall threshold and the Performance Incentive threshold shall count as both Windfall production and Surplus Production Downtime Credit.

If requested by the Contractor, the Parties will meet to discuss and agree any Exceptional Upgrade Works Requirements which will necessitate a temporary increase to the 14 day cap as set out in clause 12.6.3, such Exceptional Upgrade Works Requirements to exclude all ordinary maintenance and repair that a Reasonable and Prudent Operator would carry out.
12.6.2
If a production deficit occurs against FHR in any month, available accrued Surplus Production Downtime Credit shall be utilised by offset to make good the production deficit (days) caused by production shutdown or production shortfall requested or caused by the Contractor (including shutdowns required for ordinary maintenance or repair but excluding any shutdown for reclassification of the FPSO) and the cumulative Surplus Production Downtime Credit shall be reduced by the amount offset.
12.6.3
Any Surplus Production Downtime Credit in any month can be accumulated and carried forward to offset a production deficit against FHR (days) in any future month. Surplus Production Downtime Credit which is not utilised in accordance with Clause 12.6.2 during the month in which it accrued shall be carried forward and accumulated subject to a maximum available accrued Surplus Production Downtime Credit of fourteen (14) days. There shall be no time limit to the accumulation of Surplus Production Downtime Credit. For the avoidance of doubt, any accrued Surplus Production Downtime Credit in excess of such maximum shall be deemed to have been utilised.

12.7
Annual Reconciliation

  At the end of any Year in which the FHR calculated in accordance with Clause 12.3.2 has at any time not been payable, the Pierce Operator will perform a reconciliation to compare the actual total production of crude oil during such Year with the required total oil production for such Year. The same will be done for gas under Gas FHR regime. Under Gas FHR Regime, firstly: any unused part of the capped Surplus Production Downtime Credit earned during that year can be used to calculate an adjusted Gas Production Efficiency for any month of that year in which Hire Rate has not been paid in full, and the difference in Hire Rate can be invoiced; secondly: any Performance Incentive which the Contractor has elected to retain rather than take payment of when submitting the billing for the relevant month may either be claimed for payment or used to recover any remaining FHR deficit for any month during that year at the time of annual reconciliation. Annual reconciliation shall also apply to that part of the Performance Incentive payments not paid monthly (and which the Contractor does not elect to use to offset FHR deficit as above). The first period of such annual reconciliation of FHR and Performance Incentive payments shall run from 1st September 2001 to 31st December 2001, and thereafter for twelve-month periods ending 31st December.

  There is no annual reconciliation of Windfall Incentive.

  Example calculations of the Annual Reconciliation are illustrated in the attachments to this agreement.

  Any adjustment payments payable under this Clause 12.7 shall be paid as soon as practicable and in any event no later than sixty (60) days after the end of the Year to which they relate.

12.8
Revision of Rates

  With effect from the fifth anniversary of the Rate Commencement Date the Operating Costs referred to in Exhibit H shall be reviewed. The review shall consider the actual operating costs incurred by the Contractor over the five year period. In the course of such review, the Contractor and the Pierce Operator shall provide each other with reasonable substantiation of their views. If the review demonstrates that the actual operating costs exceed the Operating Costs referred to in Exhibit H over the five year period the Parties shall discuss and agree revised operating costs to be effective for subsequent years and the Contract shall be amended accordingly.

12.9
The value of P0 from 5th March 2000 onwards shall be 101.15. Values of the Indicator, P1, shall be taken from the Index of "Producer Prices (Output: Home Sales: Output of Manufactured Products)" as published in the table number 18.7 of Central Statistical Office in the Monthly Digest of Statistics. In the event that the Indicator specified in Exhibit H ceases to be published the Parties shall consult to agree upon the substitution of a new index or indices matching as closely as possible the characteristics of the index in question which has ceased to be published. In the event that the Parties are unable to agree on how to effect this substitution, the matter shall be referred to an Expert.

  In the event that the Parties fail to agree on a substitute index or indices within four Months of the cessation of publication of the index in question the matter shall be referred to an Expert for decision in accordance with Clause 43. The Parties shall furnish the Expert with all information, written or oral, and other evidence which he may reasonably require for his determination. The Expert shall have regard in making his decision to the requirement that the substitute index or indices should match as closely as possible the characteristics of the index in question which has ceased to be published. Any new index or indices substituted by the Expert shall be final and binding on the Parties except in the case of mistake or manifest error.

  In the event that the base or weightings of the index in question are changed then:

  (i)
  For as long as indices on the immediately preceding base and weightings are published such figures shall be used for the purposes of indexation pursuant to Exhibit H.

  (ii)
  From the time that the indices on the immediately preceding base and weightings cease to be published, the indices on the new base and weightings shall be used for the purpose of Indexation of the relevant rates except that the value of P0 as appropriate in the formula described in Exhibit H shall be revised at the same time by multiplying it by a conversion factor calculated by dividing the arithmetic total of the indices on the new base and weightings by the arithmetic total of the indices on the immediately preceding base and weightings for all those months for which indices are published on both the immediately preceding base and weightings and the new base and weightings.

12.10	Adjustment to Costs
    (i)
    In the event of an adjustment to the Hire Rate and/or Operating Costs, as agreed between the Parties, resulting from upgrades or modifications to the Contractor's Equipment as specifically requested by the Pierce Operator pursuant to Clause 15 or the Development Contract or in the event of a change in applicable laws, regulations or Codes of Practice pursuant to Clause 23.2, such adjustments shall be made in the form of a Contract amendment.

    (ii)
    In the event of a lump sum being payable to the Contractor, as agreed between the Parties, resulting from upgrades or modifications to the Contractor's Equipment as specifically requested by the Pierce Operator pursuant to Clause 15 or the Development Contract, such lump sums shall be payable in accordance with Clause 13.

12.11	Additional Costs
    (i)
    Where the Pierce Operator instructs the Contractor to carry out inspection, repair and maintenance of any part of the Pierce Equipment, pursuant to Clause 7.3, the Pierce Operator shall reimburse the Contractor for such services in accordance with the approved Operations Budget, subject to Clause 7.4.

    (ii)
    Where the Pierce Operator instructs the Contractor to procure third party materials on its behalf in support of the Services, the Contractor shall be reimbursed for such materials at [***].

12.12	During any period when Daily Rate is payable in accordance with Clause 12.4.1, the cost of any diesel or other fuel oil utilised by the Contractor on the FPSO shall be for the Contractor's account and any such costs shall be deducted from payments due to the Contractor pursuant to Clause 13.3. The Parties shall provide such substantiation of volumes consumed and the costs of provision as may reasonably be required.

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CLAUSE 14    INCENTIVE PAYMENTS

14.1
Period

  For the twelve month period starting at the Commencement of Commercial Production and for each subsequent twelve month period starting on the anniversary of the Commencement of Commercial Production, the Pierce Operator shall pay the Contractor a production incentive payment subject to an HSEQ performance adjustment as determined in accordance with Clauses 14.2 and 14.3 PROVIDED ALWAYS that the Pierce Facilities are operated by the Contractor in accordance with good oil field practice to maximise oil yield and in accordance with the instructions given in Clause 9.

14.2
Production Incentive

  For each twelve month period, the production incentive will be the greatest of the following:

  (i)
  For every Barrel of oil produced in excess of sixteen decimal four two five (16.425) million Barrels in said twelve month period, the Pierce Operator will pay to the Contractor the sum of [***]; or

  (ii)
  The Pierce Operator will pay to the Contractor a production incentive for gas. In Gas FHR Regime, the production incentive for gas will be divided into a windfall element and a performance-based element:

  a)
  The windfall element of the production incentive ("Windfall Incentive") will be payable for gas produced in excess of (100/110)% of the Functional Specification. Incentive gas will be calculated as MMscf produced in the month in excess of the (100/110)% of the Functional Specification times days in the month and will be converted to excess equivalent barrels using the average GOR for the month (e.g. if average gas produced in a 30-day month is 5 MMscf/d in excess of (100/110)% of Functional Specification, and average GOR for the month is 3000 scf/stb, then Windfall Incentive is 5,000,000 / 3000 * [***]). Whatever the actual GOR, the GOR to be used for the calculation will be capped at 5000 scf/stb. Windfall Incentive will be payable at the reduced rate of [***]. Monthly Windfall Incentive payment will not exceed [***].

  b)
  A performance element of the production incentive ("Performance Incentive") will also be paid, calculated in part on a monthly basis, and in part on an annual basis. Monthly and annual thresholds for the Performance Incentive will be based upon Gas Production Efficiency.

      The threshold for payment of the performance element of the production incentive will be when Gas Production Efficiency is equal to Y%. Y shall be 92% for the monthly Performance Incentive and 91% for the annual Performance Incentive. The Performance Incentive will be payable as:

      Performance Incentive ($) = (Gas Production Efficiency (%)-Y%) × Z

      where Z is one half of the Hire Rate.

      [***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      A monthly calculation shall be made with Y having a value of 92%, and the Performance Incentive shall be payable for each day of the month in question for which the Target Gas Rate is greater than zero. Contractor may elect either to receive payment when submitting the billing for the relevant month or to retain entitlement to payment of the monthly Performance Incentive earned until the Annual Reconciliation. If the Contractor elects to retain the Performance Incentive for any month, the Contractor shall have the option at the time of Annual Reconciliation of Hire Rate and Performance Incentive payments to use such production which would otherwise have given rise to an entitlement to the Performance Incentive for offsetting any deficit in FHR. If payment of the Performance Incentive is claimed when submitting the billing for the relevant month, the relevant production shall not be available to be used for offsetting FHR deficit at the time of Annual Reconciliation.

      An annual calculation shall also be made in January for the preceding year, and a further Performance Incentive shall be payable using the same formula but with Y having a value of 91%, where Gas Production Efficiency (%) = average actual performance achieved over the year, and Z = one half the then-current Hire Rate to be paid for each day of the year in question. There shall be no revision to the previously-calculated monthly Performance Incentive payments.

14.3
HSEO Performance Adjustment

  If any of the following events occurs on or in connection with the Contractor's Equipment in the twelve (12) month period, and the event in question is as a result of a significant failure of the Contractor's Management System:

  (a)
  a fatality occurs; or

  (b)
  an Incident has occurred that is classified as a High Risk Incident, with an actual outcome of severity level 3 (major injury or health effects, or work absence of more than 15 days) or greater, as defined in the Shell Incident Investigation manual 3138-001, issue 08/02. Note; All future revisions to this document will be issued to the Contractor. If Contractor disagrees with any revisions, Contractor must notify the Operator of their disagreement within 30 days of the date of issue, otherwise revisions will apply; or

  (c)
  a major spill in excess of one thousand (1,000) Barrels occurs,

  then the amount payable under Clause 14.2 will be affected as follows: monthly Windfall and Performance Incentive payments for the month in which the event has occurred will be zero. Monthly Windfall and Performance Incentive payments for the subsequent eleven months will be made at the discretion of the Pierce Operator following assessment by the Pierce Operator's Incident Review Panel and consultation with the Contractor: if the Incident Review Panel considers that the Contractor either failed to report, investigate and/or put in place adequate controls or measures to prevent the reoccurrence of such an incident, the Pierce Operator will have the right to withhold any monthly Windfall and Performance Incentive payments for any of the subsequent eleven months.

  Irrespective of whether one of the above events has occurred, payment of the monthly Windfall Incentive, the monthly Performance Incentive and the annual Performance Incentive will be related to achievement of the Health, Safety, Environmental and Quality scorecard for the asset. The scorecard will be set and agreed annually by the Pierce Operator following consultation with the Contractor, and an HSEQ performance index will be calculated each month from the scorecard by weighting each element of the scorecard. The monthly Windfall Incentive, the monthly Performance Incentive and the annual Performance Incentive payment as calculated based on production will be pro-rated by HSEQ performance index: outstanding HSEQ performance will result in 120% of payment; HSEQ performance meeting target will result in 100% of payment; poor HSEQ performance will result in 0% of payment.

14.4
Operating Costs

  The Parties agree that the Operating Costs set out in Exhibit H shall be subject to a challenge process with a view to reducing the Operating Costs. The challenge process will include the implementation of an incentive scheme based on the reduction of the Operating Costs. The Parties shall in good faith agree and implement the details of such incentive scheme which will operate in addition to that contained in Clause 14.2.

CLAUSE 47    NOTICES

47.1
Any notices required to be served hereunder shall be in writing and may be given by delivering the same by hand or by sending a letter by pre-paid first class post or by facsimile transmission equipment to the relevant address set out below or such other address as may be notified from time to time. All notices from the Pierce Co-venturers shall be sent by the Pierce Operator and all notices to the Pierce Co-venturers shall be sent to the Pierce Operator.

the Pierce Operator:	Enterprise Oil plc Shell UK Exploration and Production, 1 Altens Farm Road, Nigg, Aberdeen AB 12 3FY
	Fax:	01224 881683
	Attn:	Pierce Operations Leader
the Contractor:	Pierce Production Company Limited 21 Guild Street Aberdeen AB11 6NJ
	Fax:	01224 582049
	Attn:	Managing Director,

  Any notice given as aforesaid shall be deemed to have been received:

  (i)
  in the case of delivery by hand, when delivered; or

  (ii)
  in the case of a letter sent by first class post, on the third Working Day following the date of its dispatch; or

  (iii)
  in the case of facsimile transmission when receipt is acknowledged.

Exhibit G—Key Contractor's Personnel

Operations Manager
OIM
Marine Superintendent
Technical Superintendent
Production Superintendent

Note: To be nominated and approved pursuant to Clause 6.2.

Exhibit H—Daily Rates ($US)

Year	Year Commencing 6th March	Hire Rate (US$)	Operating Costs (US$)	Accomodation Charge (US$)
1	1999	[***]	[***]	[***]
2	2000	[***]	[***]	[***]
3	2001	[***]	[***]	[***]
4	2002	[***]	[***]	[***]
5	2003	[***]	[***]	[***]
6	2004	[***]	[***]	[***]
7	2005	[***]	[***]	[***]
8	2006	[***]	[***]	[***]
9	2007	[***]	[***]	[***]
10	2008	[***]	[***]	[***]
11	2009	[***]	[***]	[***]
12	2010	[***]	[***]	[***]
13	2011	[***]	[***]	[***]
14	2012	[***]	[***]	[***]
15	2013	[***]	[***]	[***]

Notes:

1.
Daily Hire Rates are fixed in the periods indicated above.

2.
Daily Operating Costs (for vessel, topsides and onshore support) are subject to indexation in accordance with paragraphs 1 and 2 below. In addition the Operating Costs are subject to revision for years 6 onwards in accordance with Clause 12.8 and to challenge process according to Clause 14.4.

3.
The Pierce Operator shall reimburse the Contractor for accommodation for additional Pierce Operator's personnel on the Contractor's Equipment in accordance with clause 21.2 using the Accommodation Rate per person per day.

Indexation

1.
It is agreed that the Operating Costs which form part of FHR referred to in Clause 12.3.1 and form the Daily Rate referred to in Clause 12.4.1 shall be revised annually with effect from the Rate Commencement Date (the Rate Commencement Date and each relevant anniversary thereof being referred to as "the Review Date") to reflect changes in costs from 1st January 1997 ("the Base Date") in accordance with the following formula:

P1
AC = BC ×
P0

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

        Where:

AC	=	the adjusted relevant cost in Dollars;
BC	=	the Operating Costs set out for the relevant year in Exhibit H;
P1	=	the value of the Indicator most recently published by the Review Date, provisionally published valued being ignored;
P0	=	being the agreed value of the Indicator most recently published by the Base Date, provisionally published value being ignored;

  and where

  "the Indicator" means the Index of "Producer Prices (Output: Homes Sales—Output of Manufactured Products) as published in table number 18.7 by the Central Statistical Office in the Monthly Digest of Statistics.

2.
In respect of any indexation taking effect after a revision of rates pursuant to Clause 12.8, only that proportion of the Operating Costs referred to in Exhibit H relating to personnel costs, maintenance costs, insurance costs and other like costs reasonably incurred by the Contractor in the day to day operation of the FPSO and agreed within 30 days of the fifth anniversary of the Rate Commencement Date pursuant to Clause 12.8 (such amount being referred to as the "Indexed Amount") shall be subject to indexation in accordance with paragraph 1 above. For the purposes of indexation occurring after the fifth anniversary of the Rate Commencement Date, BC shall be in the Indexed Amount, and P0 shall be the agreed value of the Indicator most recently published by the fifth anniversary of the Rate Commencement Date, provisionally published values being ignored.

Example (1) of Daily Production and Monthly Payment Calculations

Production meets neither 12.3.2.(b)(i) nor 12.3.2.(b)(i) criterion

Day	Available Well Capacity	Agreed Daily Capacity	TGR	Target Gas Rate (Min AWC+GIC)	Actual Rate Achieved	FHR Achieved? (85%TGR)	Comments	Func Spec
1	160	120	120	A.D.C	120	Yes		110
2	160	120	120	A.D.C.	120	Yes		110
3	160	120	120	A.D.C.	105	Yes	Comp Trip	110
4	160	120	120	A.D.C.	100	No	Comp Trip	110
5	55	120	55	W.C.	55	Yes	Well testing	110
6	160	120	120	A.D.C.	105	Yes	Comp Trip	110
7	160	120	120	A.D.C.	90	No	Comp wash	110
8	160	120	120	A.D.C.	95	No	Comp Trip	110
9	160	120	120	A.D.C.	120	Yes		110
10	160	120	120	A.D.C.	98	No	Comp Trip	110
11	160	130	130	A.D.C.	130	Yes	(1) PPC funded upgrade	110
12	160	130	130	A.D.C.	58	No	Comp Trip	110
13	160	130	130	A.D.C.	130	Yes		110
14	160	130	130	A.D.C.	110	No	Comp Trip	110
15	55	130	55	W.C.	45	No	Well testing / Comp Trip	110
16	55	130	55	W.C.	55	Yes	Well testing	110
17	160	130	130	A.D.C.	130	Yes		110
18	160	130	130	A.D.C.	130	Yes		110
19	160	130	130	A.D.C.	80	No	Comp Trip	110
20	160	130	130	A.D.C.	70	No	Comp Trip	110
21	160	150	150	A.D.C.	150	Yes	(2) EO funded upgrade	140
22	160	150	150	A.D.C.	58	No	Comp Trip	140
23	160	150	150	A.D.C.	150	Yes		140
24	160	150	150	A.D.C.	150	Yes		140
25	160	150	150	A.D.C.	120	No	Comp Trip	140
26	55	150	55	W.C.	55	Yes	Well testing	140
27	55	150	55	W.C.	30	No	Well testing / Comp Trip	140
28	160	150	150	A.D.C.	90	No	Comp Wash	140
29	160	150	150	A.D.C.	80	No	Comp Trip	140
30	160	150	150	A.D.C.	80	No	Comp Trip	140

Totals	4275.00	4000.00	3595.00		2909.00			3600.00

Is 85% TGR achieved ?	No
Is (100/110)% Monthly Avg Func Spec achieved ?	No
Proportion of Hire Rate Payable (%)	0.95
Surplus earned (Days)	0
Volume of Incentive Earned (MMscf)	0.00
Volume of Windfall Production Earned (MMscf)	0.00

Notes;

(1)
PPC funded upgrade, hence Functional Spec remains unchanged.

(2)
EO funded upgrade, hence Functional Spec. is changed to new tested design level.

Example (2) of Daily Production and Monthly Payment Calculations

  Production meets the 12.3.2.(b)(i) criterion

Day	Available Well Capacity	Agreed Daily Capacity	TGR	Target Gas Rate (Min AWC+GIC)	Actual Rate Achieved	FHR Achieved? (85%TGR)	Comments	Func Spec
1	160	120	120	A.D.C	120	Yes		110
2	160	120	120	A.D.C.	120	Yes		110
3	160	120	120	A.D.C.	120	Yes		110
4	160	120	120	A.D.C.	100	No	Comp Trip	110
5	55	120	55	W.C.	55	Yes	Well testing	110
6	160	120	120	A.D.C.	120	Yes		110
7	160	120	120	A.D.C.	90	No	Comp wash	110
8	160	120	120	A.D.C.	95	No	Comp Trip	110
9	160	120	120	A.D.C.	120	Yes		110
10	160	120	120	A.D.C.	98	No	Comp Trip	110
11	160	130	130	A.D.C.	130	Yes	(1) PPC funded upgrade	110
12	160	130	130	A.D.C.	130	Yes		110
13	160	130	130	A.D.C.	108	No	Comp Trip	110
14	160	130	130	A.D.C.	130	Yes		110
15	55	130	55	W.C.	45	No	Well testing/Comp Trip	110
16	55	130	55	W.C.	55	Yes	Well testing	110
17	160	130	130	A.D.C.	90	No	Comp Trip	110
18	160	130	130	A.D.C.	130	Yes		110
19	160	130	130	A.D.C.	130	Yes		110
20	160	130	130	A.D.C.	105	No	Comp Trip	110
21	160	150	150	A.D.C.	150	Yes	(2) EO funded upgrade	150
22	160	150	150	A.D.C.	150	Yes		150
23	160	150	150	A.D.C.	150	Yes		150
24	160	150	150	A.D.C.	150	Yes		150
25	160	150	150	A.D.C.	150	Yes		150
26	55	150	55	W.C.	55	Yes	Well testing	150
27	55	150	55	W.C.	45	No	Well testing/Comp Trip	150
28	160	150	150	A.D.C.	90	No	Comp Wash	150
29	160	150	150	A.D.C.	150	Yes		150
30	160	150	150	A.D.C.	130	Yes		150

Totals	4275.00	4000.00	3595.00		3311.00			3700.00
Is 85% TGR achieved ?						Yes
Is (100/110)% Monthly Avg Func Spec achieved ?						No
Proportion of Hire Rate Payable (%)						100.00
Surplus earned (Days)						2.10
Volume of Incentive Earned (MMscf)						3.60
Volume of Windfall Production Earned (MMscf)						0.00

Notes;

(1)
PPC funded upgrade, hence Functional Spec remains unchanged.

(2)
EO funded upgrade, hence Functional Spec. is changed to new tested design level.

Example (3) of Daily Production and Monthly Payment Calculations

Production meets the 12.3.2.(b)(ii) criterion

Day	Available Well Capacity	Agreed Daily Capacity	TGR	Target Gas Rate (Min AWC+GIC)	Actual Rate Achieved	FHR Achieved? (85%TGR)	Comments	Func Spec
1	160	120	120	A.D.C.	120	Yes		110
2	160	120	120	A.D.C.	120	Yes		110
3	160	120	120	A.D.C.	120	Yes		110
4	160	120	120	A.D.C.	90	No	Comp Trip	110
5	160	120	120	A.D.C.	120	Yes		110
6	160	120	120	A.D.C.	120	Yes		110
7	160	120	120	A.D.C.	90	No	Comp wash	110
8	160	120	120	A.D.C.	95	No	Comp Trip	110
9	160	120	120	A.D.C.	120	Yes		110
10	160	120	120	A.D.C.	98	No	Comp Trip	110
11	160	130	130	A.D.C.	130	Yes	(1) PPC funded upgrade	110
12	160	130	130	A.D.C.	130	Yes		110
13	160	130	130	A.D.C.	108	No	Comp Trip	110
14	160	130	130	A.D.C.	130	Yes		110
15	160	130	130	A.D.C.	45	No	Comp Trip	110
16	160	130	130	A.D.C.	130	Yes		110
17	160	130	130	A.D.C.	90	No	Comp Trip	110
18	160	130	130	A.D.C.	130	Yes		110
19	160	130	130	A.D.C.	130	Yes		110
20	160	130	130	A.D.C.	105	No	Comp Trip	110
21	160	150	150	A.D.C.	150	Yes	(2) EO funded upgrade	150
22	160	150	150	A.D.C.	58	No	Comp Trip	150
23	160	150	150	A.D.C.	150	Yes		150
24	160	150	150	A.D.C.	100	No	Comp Trip	150
25	160	150	150	A.D.C.	100	No	Comp Trip	150
26	160	150	150	A.D.C.	150	Yes		150
27	160	150	150	A.D.C.	50	No	Comp Trip	150
28	160	150	150	A.D.C.	90	No	Comp Wash	150
29	160	150	150	A.D.C.	150	Yes		150
30	160	150	150	A.D.C.	150	Yes	Comp Trip	150

Totals	4800.00	4000.00	4000.00		3369.00			3700.00
Is 85% TGR achieved ?						No
Is (100/110)% Monthly Avg Func Spec achieved ?						Yes
Proportion of Hire Rate Payable (%)						100.00
Surplus earned (Days)						0
Volume of Incentive Earned (MMscf)						0.00
Volume of Windfall Production Earned (MMscf)						5.36

Notes;

(1)
PPC funded upgrade, hence Functional Spec remains unchanged.

(2)
EO funded upgrade, hence Functional Spec. is changed to new tested design level.

Example (#1) of monthly production and annual reconciliation payment calculations

Example 1; No Surplus used and all Monthly Incentive claimed

Month	Available Well Capacity	Agreed Daily Capacity	TGR (Min AWC+ ADC)	Actual Rate Achieved	Prod Effy %	FHR 85% TGR	FHR Shortfall mmscf	FHR Shortfall Days	FHR Achieved? (85% TGR)	Comments	Func Spec	Surplus	Surplus (Days)	Cum Surplus	Cum Surplus (Days)	Incentive Target	Incentive earned Avg	Incentive Earned	Incentive Claimed	Windfall
Jan	160	110	110	110	100.00	93.5	0	0.00	Yes		110	239	2.17	239	2.17	101.2	8.8	273	273	310
Feb	160	110	110	110	100.00	93.5	0	0.00	Yes		110	216	1.96	454	4.13	101.2	8.8	246	246	280
Mar	160	110	110	100	90.91	93.5	0	0.00	Yes	#	110	202	1.83	656	5.96	101.2	0	0	0	0
Apr	160	110	110	100	90.91	93.5	0	0.00	Yes	#	110	195	1.77	851	7.73	101.2	0	0	0	0
May	160	120	120	120	100.00	102	0	0.00	Yes	(1) PPC funded upgrade	110	260	2.17	1111	9.90	110.4	9.6	298	298	620
Jun	55	120	55	55	100.00	46.76	0	0.00	Yes	Well problems	110	116	2.10	1227	12.00	50.6	4.4	132	132	0
Jul	160	120	120	120	100.00	102	0	0.00	Yes	Good Month	110	260	2.17	1487	14.00	110.4	9.6	298	298	620
Aug	160	120	120	115	95.83	102	0	0.00	Yes	#	110	260	2.17	1680	14.00	110.4	4.6	143	143	465
Sep	160	150	150	140	93.33	127.5	0	0.00	Yes	EO funded upgrade	150	315	2.10	1995	14.00	133	2	60	60	109
Oct	160	150	150	133	86.67	127.5	0	0.00	Yes	Poor month	150	78	0.52	2073	14.00	133	0	0	0	0
Nov	160	150	150	150	100.00	127.5	0	0.00	Yes	Good Month	150	315	2.10	2100	14.00	138	12	360	360	409
Dec	160	150	150	140	93.33	127.5	0	0.00	Yes	#	150	326	2.17	2100	14.00	138	2	62	62	113

Totals			44310	42315	96	37664	0	0			45030	2781		2100	14.00	40765.2		1871	1871	2926
									Days	Volume (MMscf)
Total of Monthly FHR shortfalls at year end									0.00	0
Days of Surplus at year end (Capped at 14 days)									14.00
Volume of Monthly Incentives claimed at year end										1871
Volume of Monthly Incentives not claimed at year end										0
Surplus offered against FHR Shortfall									0.00
Reconciled Monthly FHR Shortfall (1) at year and (Days./MMscf)									0.00	0
Reconciled Surplus at year and (Days)									14.00	Carries forward until used
Volume of Unclaimed Monthly Incentive offered against FHR Shortfalls (MMscf)										0
Reconciled Monthly FHR shortfalls (2) at year end (MMscf)										0
Reconciled Unclaimed Monthly Incentive to be claimed at Year end (MMscf)										0
Annual Incentive Earned at 91% (MMscf)										1993
Volume of Windfall Production Earned (MMscf)										2926

Above example assumes no surplus of Incentive volumes are used to offset monthly FHR losses

# Where monthly Actual is less than TGR, and there are no specific comments, topsides trips are inferred.

(1)
PPC funded upgrade, hence Functional Spec remains unchanged.

(2)
FO funded upgrade, hence Functional Spec, is changed in new tested design level.

Example (#2) of monthly production and annual reconciliation payment calculations

Example 2; End of year Surplus and unclaimed Monthly Incentive used to make up FHR annual losses

Month	Available Well Capacity	Agreed Daily Capacity	TGR (Min AWC+ ADC)	Actual Rate Achieved	Prod Effy %	FHR 85% TGR	FHR Shortfall	FHR Shortfall Days	FHR Achieved? (85%TGR)	Comments	Func Spec	Surplus	Surplus (Days)	Cum Surplus	Cum Surplus (Days)	Incentive Target	Incentive earned Avg	Incentive Earned	Incentive Claimed	Windfall
Jan	160	110	110	105	95.45	93.5	0	0.00	Yes	#	110	239	2.17	239	2.17	101.2	3.8	118	118	155
Feb	160	110	110	105	95.45	93.5	0	0.00	Yes	#	110	216	1.96	454	4.13	101.2	3.8	106	106	140
Mar	160	110	110	105	95.45	93.5	0	0.00	Yes	#	110	239	2.17	693	6.30	101.2	3.8	118	118	155
Apr	160	110	110	15	13.64	93.5	-1662	-15.11	No	used=40.7% FHR payable	110	0	0.00	0	0.00	101.2	0	0	0	0
May	160	120	120	115	95.83	102	0	0.00	Yes	(1) PPC funded upgrade	110	260	2.17	260	2.17	110.4	4.6	143	0 (note 3)	465
Jun	55	120	55	50	90.91	46.75	0	0.00	Yes	wall problems	110	98	1.77	358	3.94	50.6	0	0	0	0
Jul	160	120	120	120	100.00	102	0	0.00	Yes		110	260	2.17	618	6.11	110.4	9.6	298	0 (note 3)	620
Aug	160	120	120	115	95.83	102	0	0.00	Yes	#	110	260	2.17	879	8.28	110.4	4.6	143	143	465
Sep	160	150	150	140	93.33	127.5	0	0.00	Yes	(2) EO funded upgrade	150	315	2.10	1194	10.38	138	2	60	60	109
Oct	160	150	150	120	80.00	127.5	0	0.00	Yes	Poor month-Use surplus	150	0	0.00	961	8.83	138	0	0	0	0
Nov	160	150	150	150	100.00	127.5	0	0.00	Yes	Good Month	150	315	2.10	1276	10.93	138	12	360	360	409
Dec	160	150	150	140	93.33	127.5	0	0.00	Yes	#	150	326	2.17	1602	13.10	138	2	62	67	113

Totals			44310	39010	87.44	37664	-1662	-15.11	Yes	Enough surplus/incent to offset April FHR S/F	45030	2527		1602	13.10	40765.2		1407	957	2631
									Days	Volume(mmscf)
Total of Monthly FHR shortfalls at year end									-15.11	-1662
Days of Surplus at year end (Capped at 14 days)									13.10
Volume of Monthly incentives claimed at year end										967
Volume of Monthly incentives not claimed at year end										440
Surplus Offset against FHR shortfall									13.10
Reconciled Monthly FHR shortfalls (1) at year end (Days)									-2.01	-61
Reconciled Surplus at year end (Days)									0.00	Carries forward until used
Volume of Unclaimed Monthly Incentive offset against FHR shortfalls (MMscf)										61
Reconciled Monthly FHR shortfalls (2) of year end (MMscf)										0
Reconciled Unclaimed Monthly Incentive to be claimed at year end (MMscf)										379
Annual Incentive earned at 31% (MMscf)										0
Volume of Windfall production Earned (MMscf)										2631

Notes:

Above example requires use of surplus, and unclaimed monthly incentives to offset FHR losses

# Where monthly Actual is less than TGR, and there are no specific comments, topsides trips are inferred.

(1)
PPC funded upgrade, hence Functional Spec remains unchanged.
(2)
EO funded upgrade, hence Functional Spec. is changed to new tested design level.
(3)
Incentive not claimed to allow for offset of FHR monthly losses at annual reconciliation

Summary

Annual gas efficiency = 87.44 (>85%), so the 59.3% not paid in April can be claimed via surplus and unclaimed monthly incentive.

Reconciled Monthly Incentive of 376 MMscf outstanding at year end can be claimed.

No Annual performance incentive is payable.

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Performance and windfall Incentives

HR year 1-5	[***]
HR year 6-12	[***]
HR year 13-15	[***]

Performance Incentives

Gas efficiency	Monthly incentive	Monthly incentive (30 days)	Annual incentive	Annual incentive (365 days)	Max. incentive
[***]	[***]	[***]	[***]	[***]	[***]

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Produced	105	GOR	3,000 Incentive	***
No days	30
Monthly windfall incentives
MMscf Produced	GOR 2,500	GOR 3,000	GOR 3,500	GOR 4,000	GOR 4,500	GOR 5,000
100	—	—	—	—	—	—
101	[***]	[***]	[***]	[***]	[***]	[***]
102	[***]	[***]	[***]	[***]	[***]	[***]
103	[***]	[***]	[***]	[***]	[***]	[***]
104	[***]	[***]	[***]	[***]	[***]	[***]
105	[***]	[***]	[***]	[***]	[***]	[***]
106	[***]	[***]	[***]	[***]	[***]	[***]
107	[***]	[***]	[***]	[***]	[***]	[***]
108	[***]	[***]	[***]	[***]	[***]	[***]
109	[***]	[***]	[***]	[***]	[***]	[***]
110	[***]	[***]	[***]	[***]	[***]	[***]
111	[***]	[***]	[***]	[***]	[***]	[***]
112	[***]	[***]	[***]	[***]	[***]	[***]
113	[***]	[***]	[***]	[***]	[***]	[***]
114	[***]	[***]	[***]	[***]	[***]	[***]
115	[***]	[***]	[***]	[***]	[***]	[***]
116	[***]	[***]	[***]	[***]	[***]	[***]
117	[***]	[***]	[***]	[***]	[***]	[***]
118	[***]	[***]	[***]	[***]	[***]	[***]
119	[***]	[***]	[***]	[***]	[***]	[***]
120	[***]	[***]	[***]	[***]	[***]	[***]
121	[***]	[***]	[***]	[***]	[***]	[***]
122	[***]	[***]	[***]	[***]	[***]	[***]
123	[***]	[***]	[***]	[***]	[***]	[***]
124	[***]	[***]	[***]	[***]	[***]	[***]
125	[***]	[***]	[***]	[***]	[***]	[***]

Windfall is capped at [***]

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

COMPARING ANNUAL WINDFALL AGAINST DIFFERENT PERFORMANCES

Potential incentives per year
Available vs actual production
Performance	110	115	120	125
93%	102.3	107.0	111.6	116.3
Performance incentive	[***]	[***]	[***]	[***]
GOR	Windfall incentives
2,700	[***]	[***]	[***]	[***]
2,800	[***]	[***]	[***]	[***]
2,900	[***]	[***]	[***]	[***]
3,000	[***]	[***]	[***]	[***]
3,100	[***]	[***]	[***]	[***]
3,200	[***]	[***]	[***]	[***]
3,300	[***]	[***]	[***]	[***]
3,400	[***]	[***]	[***]	[***]
3,500	[***]	[***]	[***]	[***]
3,600	[***]	[***]	[***]	[***]
3,700	[***]	[***]	[***]	[***]
3,750	[***]	[***]	[***]	[***]
3,800	[***]	[***]	[***]	[***]
3,900	[***]	[***]	[***]	[***]
4,000	[***]	[***]	[***]	[***]
4,100	[***]	[***]	[***]	[***]
4,200	[***]	[***]	[***]	[***]
4,300	[***]	[***]	[***]	[***]
4,400	[***]	[***]	[***]	[***]
4,500	[***]	[***]	[***]	[***]
4,600	[***]	[***]	[***]	[***]
4,700	[***]	[***]	[***]	[***]
4,800	[***]	[***]	[***]	[***]
4,900	[***]	[***]	[***]	[***]
5,000	[***]	[***]	[***]	[***]

[***] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

QuickLinks

  Exhibit 10.58
Second Supplementary Agreement Relating to Contract No 97.22.02 For the Provision of Production, Storage, Offtake and Transportation Services for the Pierce Field between Enterprise Oil plc And Pierce Production Company Limited
Contents
Performance Incentives
COMPARING ANNUAL WINDFALL AGAINST DIFFERENT PERFORMANCES